UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2001

OPHIDIAN Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State, or other jurisdiction of incorporation)	333-33219 (Commission File Number)	39-1661164 (IRS Employer Identification No.)
6320 Monona Drive, Suite 414 Madison, Wisconsin (Address of principal executive offices)	53711 (Zip Code)
Registrant's telephone number, including area code: (608) 271-0878

Item 5.	Other Events.

On April 16, 2001, the Company issued the press released attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits. The following exhibits are filed as a part of this report:
	Exhibit No.	Description
	99.1	Press Release issued April 16, 2001.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPHIDIAN Pharmaceuticals, Inc.
(Registrant)

Date: 04/16/01	/s/ Susan Maynard Susan Maynard Secretary

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press release issued April 16, 2001